UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549


                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):
                        November 19, 2004
                        -----------------


                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                 1-5807             75-0256410
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  (State or other          (Commission       (I. R. S. Employer
  Jurisdiction of          File Number)      Identification No.)
   incorporation)


     2441 Presidential Pkwy, Midlothian, Texas        76065
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      (Address of principal executive offices)      (Zip Code)



                         (972) 775-9801
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      (Registrant's telephone number, including area code)


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 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General
Instruction A.2.):

[] Written   communications  pursuant  to  Rule  425  under   the
   Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange
   Act (17 CFR 240.14a-12)
[] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)
   under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry Into a Material Definitive Agreement.

   On November 19, 2004, Ennis, Inc. (the "Company") entered into a credit agreement with LaSalle Bank National Association and certain other lenders. Prior to this credit agreement, the parties had no material relationship. A description of the credit agreement is included in Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this
Item 1.01.

ITEM 2.01  Completion of Acquisition or Disposition of Assets.

  On November 19, 2004, the Company issued a press release announcing that it completed the merger (the "Merger") of Centrum Acquisition, Inc. ("Centrum") with and into the Company in accordance with the Agreement and Plan of Merger dated June 25, 2004, as amended by the First Amendment to Agreement and Plan of Merger dated August 23, 2004 (as amended, the "Merger Agreement"). The press release is attached hereto as Exhibit
99.1. Copies of the Agreement and Plan of Merger and First Amendment to Agreement and Plan of Merger are filed as Exhibit
2.1 and Exhibit 2.2, respectively, to this report.

  In the Merger, the Company acquired all of the outstanding capital stock of Centrum in exchange for $3.1 million in cash and approximately 8.8 million shares of the Company's common stock, 319,897 of which shares were placed in escrow as security for potential indemnity claims by the Company. Prior to the execution of the Merger Agreement, there were no material relationships between the Company and Centrum. The cash paid by the Company in the Merger was obtained as described in Item 2.03.

ITEM  2.03   Creation  of  a Direct Financial  Obligation  or  an
Obligation   under   an  Off-Balance  Sheet  Arrangement   of   a
Registrant.

   On November 19, 2004, the Company entered into a credit agreement with LaSalle Bank National Associates (in its individual capacity, "LaSalle") and certain other lenders. The credit agreement includes a five-year $50 million term loan and a five-year $100 million revolving credit facility. Pursuant to a security agreement, also dated November 19, 2004 (the "Security Agreement"), the term loan and the revolving credit facility are secured by the Company's and its subsidiaries' existing and hereafter acquired tangible assets, intangible assets and real property. The Credit Agreement and Security Agreement are included as Exhibits 10.1 and 10.2 to this Report.

   The $50 million term loan requires payments on the last business day of each calendar quarter (with the first such payment due March 31, 2005) in quarterly installments equal to $2.5 million. Unless sooner paid in full, the outstanding balance of the term loan shall be paid in full on the Termination Date, November 2009. At closing, the Company also drew down approximately $59 million on the $100 million revolving credit facility. Subject to continued compliance with certain financial covenants, the Company may make additional draws on the revolving credit facility. The Lender may accelerate the maturity of the term loan and the revolving credit facility if an event of default, as defined under the Credit Agreement, occurs.

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   The  term loan and the revolving credit facility bear interest
at  LIBOR  plus  a  margin  of .75%  to  1.75%.   The  margin  is
determined quarterly in accordance with a defined spread based upon the ratio of the Company's average total funded senior indebtedness for the preceding four quarters to earnings before interest, taxes, depreciation and amortization (EBITDA) for the twelve months ended on the last day of the most recent fiscal quarter.

ITEM 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Businesses Acquired.

     The information to be provided under this item is incorporated by reference to Amendment No. 2 to Ennis Inc.'s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 4, 2004 (Commission File No. 333-118786).

(b)  Pro Forma Financial Information.

     The information to be provided under this item is incorporated by reference to Amendment No. 2 to Ennis Inc.'s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 4, 2004 (Commission File No. 333-118786).

(c)  Exhibits

     Exhibit 2.1 Agreement and Plan of Merger dated June 25, 2004 among Ennis, Inc., Midlothian Holdings LLC, and Centrum Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 2 to Ennis' Registration Statement on Form S-4 filed on October 4, 2004 (No. 333-118786)).

     Exhibit 2.2 First Amendment to Agreement and Plan of Merger dated August 23, 2004 among Ennis, Inc., Midlothian Holdings LLC, and Centrum Acquisition, Inc. (incorporated by reference to Exhibit 2.2 to Amendment No. 2 to Ennis' Registration Statement on Form S-4 filed on October 4, 2004 (No. 333-118786)).

     Exhibit 10.1 Credit Agreement dated as of November 19, 2004 among Ennis, Inc., various other co-borrowers and lenders that sign and become a party to the credit agreement, LaSalle
                    Bank       National      Association,      as
                    Administrative Agent, Documentation Agent and Arranger, and Compass Bank and JPMorgan Chase Bank, N.A., as Co-Syndication Agents (filed herewith).

     Exhibit 10.2 Security Agreement dated as of November 19, 2004 among Ennis, Inc., various other parties that sign and become a party to the security agreement and LaSalle Bank National Association, as the Administrative Agent (filed herewith).

     Exhibit  99.1  Press   Release   dated   November  19,  2004
                    (filed herewith).

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENNIS, INC.



Date:  November 24, 2004        /s/ Harve Cathey
       -----------------        --------------------------------
                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary, Principal
                                Financial and Accounting Officer

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